U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  May 12, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number         (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

May 12, 2005
ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today that ISA Acquisition Corporation (a Minnesota Corporation), a wholly owned subsidiary of ISAT, has signed a new Asset Purchase Agreement and amended again its agreements originally dated August 19, 2004, amended on October 29, 2004, and January 13, 2005 to complete and finalize the acquisition of the assets of a privately-held network of financial service companies located in California. The group of related companies are composed of Harrison Asset Management Inc.
(HAMI), Money Asset Management, Inc. (MAMI), Cash Asset Management Inc.
(CAMI), E-commerce Bank, First American Financial Family Services (FAFFS), and United Recovery Inc. (URI) - a wholly-owned subsidiary of MAMI (the "companies").

Amendments to original agreements

The original Asset Purchase Agreement is being amended to:
1.) change the closing date to September 30, 2005 from April 30, 2005 as stipulated in the prior amended agreement (See exhibit 99.1),

2.) change Schedule A - List of Deliverable Assets to exclude assets now included in a new Portfolio Debt Purchase Agreement dated May 11, 2005,

3.) and revise the purchase price in common shares of ISAT from 5,250,000 shares to 4,000,000 shares to be delivered on or before September 30, 2005 when the seller satisfies the deliverable conditions of the agreement, satisfactory to the Board of Directors of ISAT, including the transfer of assets and certified audits of the companies accounting records for the years 2003 and 2004.

Also being amended is a Stock Purchase Agreement between ISAT and the seller companies to purchase the common stock of the seller companies held by the principal owner changing the effective closing date to September 30, 2005 or earlier if the seller can deliver the consideration and requirements of the original purchase agreement as amended on May 11, 2005. A copy of these amendments are attached hereto as Exhibits and incorporated herein by reference.

New Portfolio Debt Purchase Agreement

The new Portfolio Debt Purchase Agreement dated May 11, 2005 effects an exchange of deliverable assets (collection portfolios) of the seller with an estimated fair market value of $1,088,732 to ISAT (the buyer) for 1,250,000 shares of ISAI common stock. ISAT will not assume control of the remaining assets of the seller companies until the original Asset Purchase Agreement, as now herein revised, is completed.

History Of The Agreements

On August 19, 2004, ISAT completed the agreement to exchange common shares and common share warrants of ISAT for certain assets of the group of "companies" above. This agreement was reported in a Form 8-K dated 8-20-04 filed on 8-23-04. Paragraph 2.5 of the Asset Purchase Agreement stated ISA Internationale Inc. would be provided audited financial statements within 70 days of closing and such audited statements would be used to apportion the 5,000,000 shares of common stock of ISAT among the three "companies" in accordance with the asset values being transferred from each of the "companies" to ISAT.

It was determined the "companies" selling the assets to ISAT could not provide audited financial statements for the periods covered by the agreement within the 70 days after closing as required by the original agreement. ISAT determined the original agreement must be re-dated from August 19, 2004 to October 29, 2004. The parties to this amended agreement believed the audits as required by the Asset Purchase Agreement could be completed by January 15, 2005 and their respective results filed with the SEC accordingly, as required. Therefore, as of September 30, 2004, the new end of our fiscal year, ISAT deemed the transaction not closed and Paragraph 2.5 of the Asset Purchase Agreement not complied with. In an attempt to provide ISAT and the "companies" with a remedy, on October 29, 2004 the parties to the agreement signed amendments to their original agreements and extended the closing date of the transaction to January 15, 2005. This was reported in a Form 8-K filing dated November 3, 2004.

Subsequent to the amended agreement of October 29, 2004, the parties again determined that audited financial statements for the periods covered by the revised agreement could not be provided within the time frame required by the agreement. Hence the agreement was amended again on January 13, 2005 to have the closing date to be April 30, 2005 which both parties to the agreement believed would be the date the "companies" would have the ability to deliver the required two years of certified audits of the "companies". The revised agreement also changed the required years to be audited to include the calendar years of 2003 and 2004 rather than 2002 and 2003 as originally agreed. Accordingly, There was no carrying value assigned to the shares of stock ISAT placed in escrow as consideration for their part in the agreement until the transaction is closed and finalized.

Extensive accounting and bookkeeping requirements and the development of related and required documentation and information needed by the Company's auditors are the primary reason for the delay in the completion of the certified audits. The books and records of the companies in California had never been subjected to the demands and requirements of certified audits since their original inception. This has caused the recurring delays in closing these agreements.

ISAT will continue to maintain its corporate offices in St. Paul, Minnesota, and will continue to pursue suitable acquisitions in the financial services industry, consistent with its new business plan. ISA Acquisition Corporation is a wholly owned subsidiary to ISAT at the same location. The collection Companies are still headquartered in Calabasas, California and being led by Anthony Pickett, an executive with more than 35 years of business experience.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
c. Exhibits
EXHIBIT NO.     DESCRIPTION
99.1      SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT
99.2      SECOND AMENDMENT TO THE STOCK ACQUISITION AGREEMENT
99.3      THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT
99.4      THIRD AMENDMENT TO THE STOCK ACQUISITION AGREEMENT
99.5      NEW PORTFOLIO DEBT PURCHASE AGREEMENT
99.6      Form 8-K filed on August 23, 2004 incorporated by reference.
99.7      Form 8-K filed on November 2, 2004 incorporated by reference.
99.8      Form 8-K filed on January 14, 2005 incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO

ISA INTERNATIONALE, INC.
FORM 8K
                         INDEX TO EXHIBITS
Exhibit No.            Description of Exhibit               Method of Filing
----------  ----------------------------------------------------------------
99.1  SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT       Filed herewith
                                                             electronically
99.2  SECOND AMENDMENT TO THE STOCK ACQUISITION AGREEMENT    Filed herewith
                                                             electronically
99.3  THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT        Filed herewith
                                                             electronically
99.4  THIRD AMENDMENT TO THE STOCK ACQUISITION AGREEMENT     Filed herewith
                                                             electronically
99.5  NEW PORTFOLIO DEBT PURCHASE AGREEMENT                  Filed herewith
                                                             electronically


Exhibit 99.1  SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT
                          Dated January 13, 2005

                  Amendment to the Asset Purchase Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Asset Purchase Agreement and Bill of Sale Agreement from October 29, 2004 to April 30, 2005,which will then be the date the "Companies" contemplate they will have the ability to deliver the required two years of certified audits of the "Companies" in accordance with paragraph 2.5 of the original Asset Purchase Agreement, dated August 19, 2004 and amended on October 29, 2004.

Money Asset Management, Inc. ("MAMI"), United Recovery, Inc. (URI) (a wholly-owned subsidiary of MAMI), Cash Asset Management, Inc. ("CAMI"), and Harrison Asset Management, Inc. ("HAMI"), all California Corporations, (collectively, the "Companies") and Dante Fala, Principal Shareholder, hereby agree to transfer all rights, title and interest in the assets listed in Schedule 1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation, effective as of the date ISA Internationale, Inc. will receive certified audits for the calendar years 2003 and 2004. Originally, the Agreement provided for the certified audits to be for the calendar years 2002 and 2003. The parties to this agreement herein agree to change that provision to now include the certified audits for the calendar years 2003 and 2004. In exchange for this sale, ISA agrees to compensate the Companies pursuant to the terms of the Agreement wherein 5,000,000 common stock shares will be delivered to the "Companies" in exchange for the assets listed in Schedule
1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation. Copies of the original agreement and amended agreement are attached hereto.

Extensive accounting and bookkeeping requirements and the development of related and required documentation and information needed by the Company's auditors are the primary reason for the delay in the completion of the certified audits. The Companies books and records had never been subjected to the demands and requirements of certified audits since their original inception. Therefore and in order to comply with the requirements of the SEC as required by ISA Internationale Inc., the parties herein agree to change the years for the required certified audits to be the calendar years of 2003 and 2004. All timeframes described in the Agreement begin to run from the date of the closing for the terms contemplated.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: January 13, 2005            By: /s/ Dante Fala, Principal Shareholder,
                                           Cash Asset Management, Inc.
                                           Harrison Asset Management, Inc.
                                           Money Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Cash Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Harrison Asset Management, Inc.

Dated: January 13, 2005            By: /s/ L. Anthony Pickett, President,
                                           Money Asset Management, Inc. and
                                           United Recovery, Inc.
Buyers:

Dated: January 13, 2005            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Acquisition Corporation

Dated: January 13, 2005            By: /s/ Bernard L. Brodkorb, President,
                                           ISA Internationale Inc.

Exhibit 99.2 SECOND AMENDMENT TO THE STOCK AQUISITION AGREEMENT
                          Dated January 13, 2005

Amendment to the Stock Acquisition Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Stock Acquisition Agreement between ISA Acquisition Corporation (ISA), a Minnesota Corporation, and Dante Fala (FALA), an individual and sole shareholder of First American Family Financial Services Corp., a Nevada corporation (FAFFS), from November 1, 2004 to January 13, 2005. A copy of the original Agreement is attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: January 13, 2005         By: /s/ Dante Fala, Original President
                                and Original Principal Shareholder,
                             First American Financial Family Services Corp.,
                                A Nevada Corporation
Buyer:

Dated: January 13, 2005         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Acquisition Corporation,
                                A Minnesota Corporation

Dated: January 13, 2005         By: /s/ Bernard L. Brodkorb,
                                President and Chief Executive Officer
                                ISA Internationale Inc.,
                                A Delaware Corporation

Exhibit 99.3  THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT
                          Dated May 11, 2005

                  Amendment to the Asset Purchase Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective date of the Asset Purchase Agreement and Bill of Sale Agreement, originally signed on August 19, 2004, amended on October 29, 2004, amended on January 13, 2005, and herein again amended to extend the revised closing date to on or before September 30, 2005, which will be the date the "Companies" estimate they can deliver the required two years of certified audits of the "Companies". Money Asset Management, Inc. ("MAMI"), United Recovery, Inc. (URI) (a wholly-owned subsidiary of MAMI), Cash Asset Management, Inc. ("CAMI"), and Harrison Asset Management, Inc. ("HAMI"), all California Corporations, (collectively, the "Companies") and Dante Fala, Principal Shareholder, hereby agree to transfer all rights, title and interest in the assets listed in Schedule 1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation, effective as of the date ISA Internationale, Inc. will receive certified audits for the calendar years 2003 and 2004. In exchange for this sale, ISA agrees to compensate the Companies pursuant to the terms of the Agreement, as amended, wherein 3,750,000 (revised from 5,000,000) common stock shares will be delivered to the "Companies" in exchange for the assets listed in Schedule
1.0 of the Asset Purchase Agreement (the "Agreement") by and between the Companies and ISA Acquisition Corporation ("ISA"), a Minnesota Corporation, as adjusted on this date May 11, 2005 for a purchase by ISA Internationale, Inc. of portfolio debt from Money Asset Management, Inc. and Cash Asset Management, Inc. for a share consideration of 1,250,000 common shares. Copies of the original agreement, each prior amended agreement and the Portfolio Debt Purchase Agreement dated May 11, 2005 are attached hereto.

All time frames described in the agreement begin to run from the date of the closing for the terms contemplated.

Extensive accounting and bookkeeping requirements and related and required information needed by the Company's auditors are the primary reason for the delay in the completion of the certified audits. As a result, the parties herein agree to change the years for the required certified audits to be the calendar years of 2003 and 2004.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: May 11, 2005            By: /s/ Dante Fala, Principal Shareholder,
                                         Cash Asset Management, Inc.
                                         Harrison Asset Management, Inc.
                                         Money Asset Management, Inc.

Dated: May 11, 2005            By: /s/ L. Anthony Pickett, President,
                                         Cash Asset Management, Inc.

Dated: May 11, 2005            By: /s/ L. Anthony Pickett, President,
                                         Harrison Asset Management, Inc.

Dated: May 11, 2005            By: /s/ L. Anthony Pickett, President,
                                         Money Asset Management, Inc.

Dated: May 11, 2005            By: /s/ L. Anthony Pickett, President,
                                         United Recovery, Inc.
Buyers:

Dated: May 11, 2005            By: /s/ Bernard L. Brodkorb, President,
                                         ISA Acquisition Corporation

Dated: May 11, 2005            By: /s/ Bernard L. Brodkorb, President,
                                         ISA Internationale Inc.

Exhibit 99.4 THIRD AMENDMENT TO THE STOCK AQUISITION AGREEMENT
                          Dated May 11, 2005

Amendment to the Stock Acquisition Agreement

In exchange for $1.00 and other valuable consideration, the parties to this agreement hereby agree to change the effective closing date of the Stock Acquisition Agreement between ISA Acquisition Corporation (ISA), a Minnesota Corporation, and Dante Fala (FALA), an individual and sole shareholder of First American Family Financial Services Corp., a Nevada corporation (FAFFS), from August 19, 2004 (the original date of the agreement); amended on January 13 to January 13, 2005 (the second amendment to the agreement) and now amended to be the date the "Companies" estimate they can deliver the required two years of certified audits of the "Companies". Money Asset Management, Inc. ("MAMI"), United Recovery, Inc. (URI) (a wholly-owned subsidiary of
MAMI), Cash Asset Management, Inc. ("CAMI"), and Harrison Asset Management, Inc. ("HAMI"), all California Corporations, (collectively, the "Companies") The parties to this agreement anticipate this will occur before September 30, 2005. Copies of the original and amended agreements are attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date below written.

Sellers:
Dated: May 11, 2005    By: /s/ Dante Fala,
                         Original President and Principal Shareholder, First American Financial Family Services Corp., A Nevada Corporation
Buyer:

Dated: May 11, 2005    By: /s/ Bernard L. Brodkorb,
                         President and Chief Executive Officer
                         ISA Acquisition Corporation,
                         A Minnesota Corporation

Dated: May 11, 2005    By: /s/ Bernard L. Brodkorb,
                         President and Chief Executive Officer
                         ISA Internationale Inc.,
                         A Delaware Corporation

Exhibit 99.5   NEW PORTFOLIO DEBT PURCHASE AGREEMENT

                           Money Asset Management, Inc.
                            Cash Asset Management, Inc.
                            5000 N. Parkway Calabasas
                                    Suite 303
                              Calabasas, Ca 91302
                    Telephone 818-676-1407 Fax 818-224-4295

                        PORTFOLIO DEBT PURCHASE AGREEMENT

THIS AGREEMENT is made this May 11, 2005 by and between Money Asset Management, Inc. and Cash Asset Management, Inc. (hereinafter referred to as "Sellers"), with their principal address at 5000 N. Parkway Calabasas, Suite 303, Calabasas CA 91302 and ISA Acquisition Corporation (Hereinafter referred to as "Buyer")(a wholly owned subsidiary of ISA Internationale Inc.) with their principal address at 2560 N. Rice St., St. Paul, MN 55113. Buyer is entering this Purchase Agreement under the express condition that this contract is non-rescindable. The accounts within the portfolios are being purchased "As is."

1. In consideration of 1,250,000 restricted shares of ISA Internationale Inc common stock, payment is to be made via release from an escrow account at Dieterich & Associates, Los Angeles, CA., the sellers hereby sell, assign, transfer and convey to Buyer without recourse, warranty, either expressed or implied, or liability except as herein expressly set forth, all the obligations and any Instruments securing same (hereinafter referred to as "Receivables") as defined in Schedule A of the Closing Statement, except any which shall have been paid to the Sellers in full on or before the closing date of this sale as defined in Schedule A of the Closing Statement. The above purchase shall include transfer to Buyer of electronic records and files in Seller's possession relating to said Receivables. Sellers make no guarantees as to the availability of the documentation and funds will not be refunded due to the lack of documentation.

2. With respect to the above Receivables, the Sellers warrant that in reliance upon documents and information furnished to it by Issuer or Owner immediately preceding Sellers, and to the best of Seller's knowledge and belief:

     A. They are qualified to transact business and duly licensed in all jurisdictions where necessary to purchase, hold, collect or enforce the Receivables or any amounts due thereon.

     B. They have full power and authority to purchase the Receivables from Issuer and or predecessor owner and that all necessary proceedings on its part have been duly taken to authorize this purchase.

     C. Sellers warrant they own good and marketable title to all of the Receivables, free and clear of all liens and pledges.

     D. Sellers have full power and authority to sell, assign, transfer and convey the Receivables to the Buyer, and all other necessary proceedings on the part of the Sellers have been duly taken to authorize the sale.

     E. All of the Receivables were made for valuable considerations and are now legally enforceable obligations of the respective persons shown as indebted thereon, except as may be limited by statutes of limitations, bankruptcy, insolvency, moratorium, receivership, conservator ship, reorganization or similar laws affecting the rights of creditors generally or equitable principles limiting the right to obtain specific performance or other similar relief.

     F. The persons shown as indebted on the Receivables have not initiated any lawsuits against Seller, and such persons have no legally enforceable rights to set-off, counterclaim, cancellation, or legally enforceable claim that the Receivables suffer from lack of consideration, forgery or alteration of such person's signature, except as may be disclosed or contained in the relevant file or documents.

     G. The amounts shown on the hard copy and/or files to be owing and unpaid on the respective Receivables represent the amount that was represented to Seller by Issuer or Owner immediately preceding Seller, to be due.

     H. There are no judgments against the Sellers that could become a lien against the Receivables.

     I. The account balances represent all principal, interest, and fees up to the time of charge off, and since charge off, there has been no additional amounts added to the balance.

     J. All accounts that qualify for recourse will be funded back to the Buyer from Seller within 30 days after the Recourse date has expired. The amount will equal the purchase price of each account.

     K. The accounts in Schedule A may have been to 1 to 3 outside agencies prior to this Agreement. The Original Creditor, and any of its entities, may have made recovery efforts prior to selling Receivables. This shall not be construed as having assigned the Receivables to an Outside Agency.

     L. Sellers will provide to Buyer information regarding mail returns on the accounts being purchased after closing.

     M. Any payments received from the Issuer(s) will be forwarded to Buyer via regular mail.

     N. Sellers warrant the portfolio debt Receivables in Schedule A of the Closing Statement will have had an original cost to seller of at least $.04 per $1.00 of current Seller face value of debt purchased and that it has no reason to believe that the current Fair Market Value of the portfolio debt Receivables in Schedule A have a combined net fair market value of no less than $1,088,732. Adjustments as to the shares being conveyed herein by buyers or additional debt portfolio accounts being purveyed by the sellers as consideration will need to be made if the combined current fair market value is deemed to be less than $1,088,732 by more than 5% as determined by appraisals from three independent authorities qualified to render a fair market value opinion, one of which will be chosen by Sellers and two by Buyer. This determination or review is at the cost of Buyer and at their sole option.

3. Sellers agree that if, as to any of the debt Receivables, any of its warranties herein are breached or any claim or defense exists against Buyers arising out of a breach of any warranty herein, Sellers will repurchase or replace with like-kind or better, such debt Receivables on written demand with proof of the breach for the same percentage of the net outstanding balance as Buyer's paid therefore, such remedy shall be Buyer's exclusive remedy for such breach.

4. Buyer shall not assume or incur liability for any debt or other obligation of Sellers, other than as herein provided.

5. Buyer may advise debtors who are obligated on the debt Receivables they have purchased such debt Receivables and that all payments thereon shall be made to the Buyer and all legal and other action respecting the Receivables shall be taken to the Buyer in its own name and not the name of Sellers.

6. Sellers hereby constitute and appoint Buyers the true and lawful special attorney-in-fact of Sellers in the name and stead of Sellers, on behalf of and for the benefit of Buyer, to endorse the name of the Sellers without recourse upon all checks, drafts, notes owners and other forms of exchange received as payment on any of the affected debt Receivables.

7. Sellers agree to segregate and classify the debt Receivables as being "sold" at the time of the consummation of this Agreement After the "Closing Date" herein, Sellers agree that any and all monies in the possession of, in transit to or received by any prior account owners/originators, Sellers, Sellers agents, attorneys or other assigns shall become the property of the Buyer at Closing.

8. If Sellers receive such monies after Closing, Sellers shall immediately report the monies received by fax or email, in a Direct Payment Report and forward the monies to the Buyers no later than the 15th day of the following month after the month in which the payment was received. Sellers further agree to forward any and all recourse statements received from any and all Sellers in which any of the said debt Receivables have been listed.

9. The purchase and sale contemplated by this Agreement may be subject to the approval of certain regulatory authorities, and if so the parties agree to obtain such approval prior to the date of closing; otherwise, this Agreement shall be void at the other party's sole option.

10. This Agreement and any disputes arising under or as a result of the negotiations or execution of this Agreement shall be governed by and its provisions construed under state and Federal laws where applicable. Any disputes between the parties, of any kind or nature, shall be determined in the state or federal courts and the parties do consent to the personal jurisdiction of such courts. In any litigation between the parties to this Agreement, the maximum recovery to the prevailing party shall be limited to the consideration given by that party under this contract, together with the prevailing party's reasonable and necessary attorney's fees. In no event shall Sellers be obligated to return any funds to Buyer unless Sellers receives from Buyer all physical and electronic receivables to which such funds is attributable together with any sums collected by Buyer on such debt Receivables.

11. Buyer represents and warrants to Sellers that:

     A. They are qualified to transact business and duly licensed in all jurisdictions where necessary to purchase, hold, collect or enforce the debt Receivables or any amounts due thereon and buyer represents that it will secure such approval(s)and licensure as deemed necessary.

     B. That they have full power and authority to purchase the debt Receivables from Sellers and that all necessary proceedings on its part have been duly taken to authorize this purchase.

     C. They will comply with all applicable laws, rules, regulations, ordinances and judgments relating to or in any way affecting the purchase of the debt Receivables by Buyer, the ownership thereof by Buyer or the collection or enforcement thereof by Buyer.

     D. It will comply with all applicable laws, rule, regulations, ordinances and judgments relating to or in any way affecting its collection procedures.

     E. It agrees to full compliance with the requirements of the Gramm-Leach-Bliley legislation and any subsequent interpretations or regulations relating to this legislation. This legislation addresses the sharing of nonpublic personal information concerning debtors. It is the policy of Seller to NOT SHARE such information in ways prohibited by Gramm-Leach-Bliley, and it is a condition of this sale that Buyer protects such information from unauthorized or improper disclosure.

     F. It understands the Sellers have agreed in their Purchase Agreement that the Loan Originator may repurchase accounts from the Sellers sold to them in error. In this event, the Buyer agrees to submit that account(s) for replacement. This specifically excludes any payments made after the closing date herein.

     G. The relationship of the parties is solely that of Seller and Buyer, unless otherwise specifically outlined in this agreement. Buyer shall have no authority or capacity otherwise to bind or commit Sellers to any act, obligation or liability, nor shall Buyer have any authority to bind Sellers contractually.

     H. The parties acknowledge the Sellers were not the original credit grantor for the accounts and generally will not have in its possession account documents, which may be requested by the Buyer. Buyer further acknowledges that the failure of the Sellers to provide any account document request by Buyer will not be a breach of this Agreement. Sellers agree to provide Affidavits of Indebtedness on those accounts where the account documents are not available either from Sellers or from the original creditor.

     I. Buyer will indemnify and hold Sellers harmless from any and all claims, demands, actions, causes of actions, suits, judgments actual or punitive damages, statutory penalties, costs, fees and expenses arising from or in any way connected with Buyer's attempts to collect on any Receivables or concerning the failure of Buyers to keep or comply with any term, condition, representation, warranty or agreement contained herein or the incorrectness or falsity of any representation or warranty, which is or becomes untrue in any material respect. The Sellers will extend all of their rights to indemnification against the original creditor and/or prior owners of these receivables. The Sellers agree that the Buyer will have no responsibility and will be fully indemnified for all losses, judgments, expenses, and/or other costs (including all fees and costs of legal counsel), for any acts or claims created by Sellers.

     J. Buyer acknowledges it is solely responsible for any brokerage fees relating to the sale of these portfolios if any.

12. This Agreement represents the entire agreement between the parties. There are no promises, inducements, representations, or warranties not expressly stated herein. This Agreement may not be modified except by written instrument signed by all of the parties hereto. This Agreement supersedes any prior understandings or written or oral agreements between the parties respecting the debt Receivables, or the rights and obligations of the parties hereto.

13. Sellers will make their best efforts to secure documentation from the original lender as requested by Buyer with respect to debt Receivables for a period of 365 days after the date of this agreement. Requests for such documents will require a prepaid charge ranging from $5.00 to $10.00 per document. Sellers will notify Buyer of actual cost at time of request. Said prepaid costs will also apply to Affidavits of Indebtedness which are provided by Sellers. The price paid for these debt Receivables takes into account that this contract is being sold "as is" and the risk that some documentation may not be available from the original lender.

14. From and after the date of this agreement, if Buyer wishes to sell or transfer any of the Accounts to a third party, Buyer will make best efforts to solicit a qualified purchaser(s).

     A. If Buyer sells or transfers an Account to third party, Buyer must assign to that third party all of Buyer's obligations under this Agreement, and Buyer's purchaser or transferee must accept the assignment in writing. Sellers shall not be obligated in anyway to a third party who purports to have acquired any of the Accounts.

     B. Any Sale or assignments of Accounts without the concurrent assignment of Buyers obligations under this agreement will cause this Agreement to be void.

     C. No sale or transfer or any Account to a third party will relieve Buyer of any of its obligations or liabilities under this Agreement.

    D If Buyer sells or transfers any of the Accounts to a third party, Buyer agrees all requests for Account Documents will be made by Buyer to Seller. Buyer agrees to handle in a commercially reasonable manner all Obligor Inquires, either oral or written, in relation to such transferred Accounts or to refer such Obligor Inquiries to the appropriate third-party transferee.

ANY ADDENDEM OR EXHIBITS ATTACHED HERETO BECOME A PART OF AND ARE
INCORPORATED INTO THIS AGREEMENT.

  Seller: Money Asset Management, Inc,    Buyer: ISA Acquisition Corporation
  By:  /s/L. Anthony Pickett              By: /s/Bernard L. Brodkorb
     ------------------------                 ------------------------
  L. Anthony Pickett, President           Bernard L. Brodkorb, President
  Date: 05/11/2005                        Date: 05/11/2005

  Seller: Cash Asset Management, Inc.
  By:  /s/L. Anthony Pickett
     ------------------------
  L. Anthony Pickett, President
  Date: 05/11/2005





                        PORTFOLIO DEBT PURCHASE AGREEMENT
                                  SCHEDULE A
                               CLOSING STATEMENT


ENTITY:    ACCOUNTS   FACE VALUE    PRICE     PURCHASE AMOUNT    SHARES
MAMI-URI     7,846    $27,684,009   $0.030    $  830,520        953,540
CAMI-URI     5,831      5,800,177    0.031       179,806        206,439
MAMI-LVR     2,918      2,613,540    0.030        78,406         90,021
             -----    -----------             ----------      ----------
TOTAL       16,595    $36,097,726             $1,088,732      1,250,000


The total Purchase amount is $ 1,088,732. On or before the Closing Date of May 11, 2005 or as soon thereafter as is possible, Buyers will close with payment of 1,250,000 shares of its restricted common stock shares to be submitted and released from escrow account at Dieterich & Associates, Los Angeles, CA. Upon receipt of the shares, Sellers shall forward the required account documentation and record to Buyers via best way within 5 working days.


Payment Delivery Instructions:


Payment must be made to:     Money Asset Management, Inc.
                       Or    Cash Asset Management, Inc.
                                     AT:
                            5000 N. Parkway Calabasas
                                  Suite 303
                              Calabasas, CA 91302

                         ASSIGNMENT AND BILL OF SALE

NOW, THEREFORE, for good and valuable consideration, Seller hereby sells, assigns, and transfers to Buyers all of Seller's rights, title and interest in each and every one of the debt Receivables portfolios described in the Portfolio Debt Purchase Agreement Closing Statement, Schedule A listed as MAMI entity, provided however that such transfer is made without any representations, warranties or recourse, except as provided in the Agreement.

Money Asset Management, Inc. ("MAMI") referred to as "Seller" has entered into a Purchase Agreement ("Agreement") for the sale of Receivables described in Schedule A thereof to ISA Acquisition Corporation (hereinafter referred to as "Buyer") with a principal address: 2560 N. Rice St., St. Paul, Minnesota, MN 55113.

               ENTITY:    ACCOUNTS   FACE VALUE
               MAMI-URI     7,846    $27,684,009
               MAMI-LVR     2,918      2,613,540
                            -----    -----------
               TOTAL       10,764    $30,297,549


Buyer and Seller agree that the Purchase Price shall be as Stated in Schedule A attached to the Agreement.

IN WITNESS WHEREOF, Seller has signed and delivered this instrument on the Eleventh day of May, 2005.

                "SELLER"

By:      /s/L. Anthony Pickett
         ---------------------------
        L. Anthony Pickett, President
        Money Asset Management, Inc.

                         ASSIGNMENT AND BILL OF SALE

NOW, THEREFORE, for good and valuable consideration, Seller hereby sells, assigns, and transfers to Buyer all of Seller's rights, title and interest in each and every one of the debt Receivables portfolios described in the Portfolio Debt Purchase Agreement Closing Statement, Schedule A listed as CAMI entity, provided however that such transfer is made without any representations, warranties or recourse, except as provided in the Agreement.

Cash Asset Management, Inc. ("CAMI") referred to as "Seller" have entered into a Purchase Agreement ("Agreement") for the sale of Receivables described in Schedule A thereof to ISA Acquisition Corporation (hereinafter referred to as "Buyer") with a principal address: 2560 N. Rice St., St. Paul, Minnesota, MN 55113.

                ENTITY:    ACCOUNTS   FACE VALUE
                CAMI-URI     5,831     5,800,177

Buyer and Seller agree that the Purchase Price shall be as Stated in Schedule A attached to the Agreement.

IN WITNESS WHEREOF, Seller has signed and delivered this instrument on the Eleventh day of May, 2005.

                "SELLER"

By:      /s/L. Anthony Pickett
         ---------------------------
        L. Anthony Pickett, President
        Cash Asset Management, Inc.

                ADDENDUM TO PORTFOLIO DEBT PURCHASE AGREEMENT
                                EXHIBIT A
                           RECOURSE PROCEDURES

All accounts submitted for recourse must meet qualifications as outlined in Addendum to Portfolio Debt Purchase Agreement Exhibit B.

Buyer agrees to provide verification of Bankruptcy Discharge and Deceased as outlined in Addendum to Portfolio Debt Purchase Agreement, Exhibit B.

Buyer agrees to forward to Sellers all files and documentation on qualifying recourse accounts as outlined in Addendum to Portfolio Debt Purchase Agreement, Exhibit B, no more than once per month, at Buyer's expense via the United States Postal Service or Overnight Mail service:

                           Money Asset Management, Inc.  or
                            Cash Asset Management, Inc.
                                      AT:
                           5000 N. Parkway Calabasas,
                                   Suite 303
                              Calabasas, CA 91302

Sellers agree to refund qualifying recourse accounts with the amount equal to the purchase price of that particular account as outlined in Addendum to Portfolio Debt Purchase Agreement, Exhibit B.

Buyer must submit to Sellers all qualifying recourse accounts on or before September 30, 2005. After that date no accounts will be accepted for recourse.

Buyer will appoint one of its employees to be the recourse liaison between Buyer and Sellers, and Sellers will appoint one of its employees as recourse liaison between Buyer and Sellers for all recourse accounts.

    Money Asset Management, Inc.
     Cash Asset Management, Inc.          ISA Acquisition Corporation
       ("SELLERS")                                ("BUYER")

By:    /s/ L. Anthony Pickett         By:  /s/ Bernard L. Brodkorb
       --------------------------           -------------------------
        L. Anthony Pickett, President      Bernard L. Brodkorb, President
Date:   05/11/2005                    Date:  05/11/2005




               ADDENDUM TO PORTFOLIO DEBT PURCHASE AGREEMENT
                               EXHIBIT B
                          RECOURSE PROCEDURES

BANKRUPTCY

1. Account must have filed prior to the date of this Agreement.

2. If there are two or more debtors on the same account, all debtors must have filed for Bankruptcy.

3. Bankruptcy must be verified by providing proof of the following:
     a. Attorney Name, Attorney Phone Number, Case Number, and Filing Date.

DECEASED

1.    Debtor must have been deceased prior to the date of the Agreement.

2. If there are two or more debtors on the same account, all debtors must be deceased.

Verification must be provided for both bankruptcy and deceased. Seller will accept Banco, Credit Bureau Report, and Social Security Death Index.

PAID IN FULL - SETTLED IN FULL

Verification must be provided.

FORGERY - FRAUD

Verification must be provided by fraud or forgery affidavit.

    Money Asset Management, Inc       ISA Acquisition Corporation
       ("SELLER")                              ("BUYER")

By: /s/ L. Anthony Pickett            By:  /s/ Bernard L. Brodkorb
    ----------------------------      -----------------------------
L. Anthony Pickett, President         Bernard L. Brodkorb, President
Date:   05/11/2005                    Date:   05/11/2005


    Cash Asset Management, Inc.       ISA Acquisition Corporation
       ("SELLER")                              ("BUYER")

By: /s/ L. Anthony Pickett            By:  /s/ Bernard L. Brodkorb
    ----------------------------      -----------------------------
L. Anthony Pickett, President         Bernard L. Brodkorb, President
Date:   05/11/2005                    Date:   05/11/2005




End of document